TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST  TWO WORLD TRADE CENTER, NEW YORK,
                                             NEW YORK 10048
LETTER TO SHAREHOLDERS JANUARY 31, 1997

DEAR SHAREHOLDER:

For the fiscal year ended January 31, 1997, TCW/DW Emerging Markets Opportunities Trust produced a total return of 13.03 percent based on net asset value. Based on the Trust's market price on the New York Stock Exchange, the Trust's total return was 7.59 percent. By comparison, the International Finance Corporation's Investable (IFCI) Emerging Markets Total Return Index posted a total return of 8.05 percent while the Lipper Emerging Market Funds Average registered a total return of 16.37 percent.

REGIONAL OVERVIEW

As of January 31, 1997, the Trust's net assets were allocated on a regional basis approximately as follows: 45 percent in the Asian-Pacific region; 37 percent in Latin America and 16 percent in Europe. The largest specific allocations were Malaysia (17 percent of net assets), Brazil (14 percent) and Mexico (10 percent). Smaller positions were held in Hong Kong, Taiwan, the Philippines, Chile, Turkey and Indonesia (five percent each); India (four percent); Argentina, Poland, South Korea, Russia and Peru (three percent each); Portugal and Thailand (two percent each); and Hungary, Venezuela, the Czech Republic and Colombia (one percent each). The Trust's cash position totaled 1.4 percent of net assets.

A judicious asset allocation strategy enabled the Trust to capitalize on the robust stock market performance of three of its most prominent areas of investment: Malaysia, Brazil, and Hong Kong. The Trust's performance was also bolstered by some of its smaller allocations such as Taiwan, Indonesia, Argentina and Portugal, as well as by its avoidance of the South African market.

ASIAN PACIFIC

The Asian emerging equity markets posted mixed results during the fiscal year ended January 31, 1997, rising just 1.5 percent in U.S. dollar terms, as a sharp slowdown in export growth raised questions about the region's overall economic resilience. The Trust benefited from

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
LETTER TO SHAREHOLDERS JANUARY 31, 1997, CONTINUED

the strong performance of its two largest Asian holdings, Malaysia and Hong Kong. Thailand, which was the region's worst-performing market, was significantly underweighted.

The equity market in Hong Kong rose nearly 17 percent during the fiscal year, as investors reacted favorably to improving domestic economic conditions and the relatively benign interest rate environment in the U.S. The Trust benefited from its focus on "red-chip" stocks (Hong Kong-listed companies controlled by government entities in mainland China), which performed particularly well. Optimism regarding Hong Kong's return to China in July continues to provide support for the equity market. The Trust's investment adviser, TCW Funds Management, Inc. (TCW), believes that positive earnings growth momentum, improved domestic economic growth and the effect of China's strengthening economy, could bode well for Hong Kong equities in the near term.

Malaysian equities rallied 18 percent during the fiscal year as investors were encouraged by better-than-expected corporate earnings and takeover activities in the banking sector. The market also rallied on indications that a soft landing of the economy was being achieved.

Taiwanese equities outperformed the entire region during the fiscal year, surging 53 percent in U.S. dollar terms. The rally was fueled by increased liquidity (a result of the central bank's expansion of the money supply), the repatriation of capital which had left the country following political tensions early in 1996 over Chinese military exercises in the Taiwan Strait, and the increased weighting of Taiwan in the Morgan Stanley Capital International (MSCI) indices. Furthermore, the economic outlook remains positive, with the leading indicators rising at an annual rate of just over one percent in December, the first increase in 14 months.

Philippine equities rose 18 percent in U.S. dollar terms despite recent concerns about oversupply in the property sector. Strong gains were posted early in the year on improved international investor confidence and an upgrade in Philippine peso-denominated long-term bonds from BB to BBB- by the Japan Credit Rating Agency. In India, equities rose by a sharp 17 percent during the fiscal year, as strong rallies at the beginning of 1996 and 1997 were able to offset sharp declines in the second half of last year. TCW increased the Trust's exposure to Indian equities on expectations that a looser monetary policy may stimulate the economy in 1997. Indonesian equities rose 15 percent as the market continued to rally on the strength of continued favorable macroeconomic fundamentals, including subdued inflation and 10 percent export growth.

The two Asian markets showing the poorest performance during the period were South Korea and Thailand. South Korean equities declined by nearly 30 percent over concerns regarding a deteriorating current account deficit. The rising trade deficit -- $20.4 billion at the end of 1996 --

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
LETTER TO SHAREHOLDERS JANUARY 31, 1997, CONTINUED

put downward pressure on the currency, which fell nine percent against the U.S. dollar during the year. South Korea was also negatively impacted by the price decline in semiconductors, which account for 14 percent of total exports. In Thailand, stocks fell even further, declining 45 percent as investors shifted their focus to rising political fractures and slowing economic growth. Fundamentals remain extremely weak, with slowing economic growth and sharply declining exports. Finally, the underlying financial problems in the banking and real estate sectors continue, adding further risk to the Thai market.

LATIN AMERICA

Following strong gains in the first half of 1996, Latin American stocks traded in a narrow range during most of the second half before adding to their gains in a late-December, early-January rally. The region's strong performance was primarily attributable to improved macroeconomic fundamentals, culminating in economic growth that averaged about 3.4 percent in 1996, compared to virtually no growth in 1995. This economic rebound translated into increased corporate earnings, which on average exceeded 30 percent in U.S. dollar terms. Capital inflows into the region also improved as foreign direct investment increased nearly 40 percent in 1996 to more than $28 billion. At the same time, exports rose by an additional 12 percent during the year, bolstering regional foreign exchange reserves 20 percent to more than $150 billion.

The 44 percent gain posted by Brazilian equities during the fiscal year ended January 31, 1997 was an important contributor to the Fund's overall performance. Moreover, the Fund's Brazilian holdings outperformed the International Finance Corporation (IFC) Brazil Index. Roughly three-quarters of the Fund's Brazilian investments was concentrated in state-owned companies, which responded with strong performance to tariff restructurings and privatizations within the electricity and telecommunications sectors. The Brazilian market continued to rally in January as it became evident that a constitutional amendment would be passed allowing President Cardoso to run for reelection in 1998. On the economic front, Brazil closed the year with its lowest inflation rate in 46 years. Going forward, concerns regarding a growing current account deficit could lead to a reduction in economic growth forecasts if monetary and fiscal policies are tightened in an attempt to quell demand.

Mexican equities rose, surged by more than 13 percent during the 12 months ended January 31, 1997. The peso's steady appreciation during much of the fiscal year raised concerns about diminishing export competitiveness and led TCW to reduce the Trust's exposure in Mexico from 14 percent to 10 percent of net assets in early September 1996. In mid-October, the value of the peso declined nearly six percent versus the U.S. dollar, prompting investors to shun Mexican stocks for

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
LETTER TO SHAREHOLDERS JANUARY 31, 1997, CONTINUED

fear that renewed peso volatility might be imminent. However, Mexico rebounded in November and December, as the peso stabilized. The market rallied in January as the Mexican government announced plans to prepay the remaining $3.5 billion owed to the United States Treasury.

Argentine stocks rose 23 percent during the period. Equity prices there were buoyed by signs of a stronger-than-expected economic recovery and a favorable earnings growth outlook of about 20 percent in 1997. In Chile, equities underperformed the rest of the region, declining four percent in U.S. dollar terms. The poor performance there is attributable in large part to tight monetary policy. Peruvian equities rose nine percent in the 12 months ended January 31, 1997, primarily on the strength of a January rally, which helped to offset sharp losses posted in the fourth quarter of 1996. Both the Peruvian central bank and the Fujimori administration seem to agree that the engineered slowdown of the economy has been overdone. As such, measures now have been taken to stimulate economic growth.

OTHER EMERGING MARKETS

The Trust increased its exposure to emerging European markets in the second half of 1996, as political and macroeconomic fundamentals continued to improve.

In Russia, the equity market surged by an impressive 214 percent in U.S. dollar terms, as investors were encouraged by the reelection of President Yeltsin and were confident that economic reforms would continue. The Russian central bank made the ruble fully convertible for current-account transactions, and exports for the first nine months of 1996 increased at a rate of nearly nine percent, bringing the cumulative year-to-date trade surplus to $28 billion.

The Turkish equity market rose by a strong 55 percent during the fiscal year, despite volatile monthly performance. The leader of the Islamic Fundamentalist Party formed a new coalition government and announced several ambitious economic packages, which included plans to raise $10 billion in revenues via privatizations in the coming year. A sharp decline in interest rates also stimulated the market. TCW increased the Trust's exposure in Turkish equities to roughly five percent of net assets as of January 31, 1997.

In Poland, the stock market rose 31 percent during the fiscal year, as political and macroeconomic fundamentals improved. Investors reacted favorably to the swearing in of a new 20-member cabinet, and the approval of a privatization bill which will enable state-run companies to be transformed into joint-stock companies, with up to 15 percent the stock going to employees. In addition, Standard &

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
LETTER TO SHAREHOLDERS JANUARY 31, 1997, CONTINUED

Poor's commended the Polish government for its ongoing reform of the banking sector, citing its strengthening capital adequacy. Also, Poland officially joined the Organization for Economic Cooperation and Development (OECD) in November.

Portuguese equities posted a strong gain of 30 percent for the fiscal year. This performance is attributable in large part to lower interest rates and an aggressive privatization schedule.

OUTLOOK

As economic fundamentals continue to improve throughout much of Asia and Latin America, TCW remains optimistic regarding the potential for further gains by the countries in these regions. Economic growth is accelerating in Latin America, where valuations remain attractive. TCW also expects the emerging markets in Europe, especially Poland and Russia, to post further gains as economic reforms are only beginning to transform those economies.

We would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended January 31, 1997, the Trust purchased and retired 136,500 shares of common stock at a weighted average market discount of 18.33 percent.

In conclusion, we would like to take this opportunity to again notify shareholders that in July 1996, Terence F. Mahony joined TCW to lead its emerging markets equity strategies group. He is also a member of the Trust's management team. Before TCW, Mr. Mahony was Chief Investment Officer for Global Emerging Markets at HSBC Asset Management. He has also served as a Director at Baring Asset Management, where he was responsible for Latin American equities.

We appreciate your support of TCW/DW Emerging Markets Opportunities Trust and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   COMMON AND PREFERRED STOCKS, CONVERTIBLE BONDS,
                   RIGHTS AND WARRANTS (98.5%)
                   ARGENTINA (3.4%)
                   BANKS
          21,869   Banco de Galicia y Buenos
                     Aires S.A. de C.V. (ADR)....  $       533,057
          27,122   Banco Frances del Rio de la
                     Plata S.A. (ADR)............          813,660
                                                   ---------------
                                                         1,346,717
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          88,917   Molinos Rio de la Plata S.A.
                     (Class B)*..................          320,213
                                                   ---------------
                   MULTI-INDUSTRY
         463,997   Perez Companc S.A. (Class
                     B)..........................        3,467,271
                                                   ---------------
                   OIL & GAS
          23,840   Transportadora de Gas del Sur
                     S.A. (ADR)..................          312,900
                                                   ---------------
                   OIL RELATED
          79,650   Yacimentos Petroliferos
                     Fiscales S.A. (ADR).........        2,220,244
                                                   ---------------
                   REAL ESTATE
         125,798   Inversiones y Representaciones
                     S.A. (Class B)..............          460,582
                                                   ---------------
                   STEEL
         443,000   Siderca S.A. (Class A)........          833,132
                                                   ---------------
                   TELECOMMUNICATIONS
          64,900   Telecom Argentina Stet -
                     France Telecom S.A..........          305,786
          10,110   Telecom Argentina Stet -
                     France Telecom S.A. (ADR)...          477,697
          23,300   Telefonica de Argentina S.A.
                     (ADR).......................          710,650
                                                   ---------------
                                                         1,494,133
                                                   ---------------

                   TOTAL ARGENTINA...............       10,455,192
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   BRAZIL (14.4%)
                   BANKING
     257,997,804   Banco Bradesco S.A. (Pref.)...  $     2,072,668
       1,855,940   Banco Itau S.A. (Pref.).......          860,875
                                                   ---------------
                                                         2,933,543
                                                   ---------------
                   BREWERY
       3,287,202   Companhia Cervejaria Brahma
                     (Pref.)*....................        1,999,484
                                                   ---------------
                   ELECTRIC
      46,400,000   Companhia Paranaense de
                     Energia-Copel...............          625,708
                                                   ---------------
                   FINANCIAL SERVICES
       1,090,000   Itausa Investimentos Itau S.A.
                     (Pref.).....................          833,971
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
       1,343,000   Brasmotor S.A. (Pref.)........          346,796
                                                   ---------------
                   METALS & MINING
      25,542,000   Companhia Siderurgica
                     Nacional....................          831,776
         128,340   Companhia Vale do Rio Doce
                     S.A. (Pref.)................        2,896,733
                                                   ---------------
                                                         3,728,509
                                                   ---------------
                   OIL & GAS
      30,161,000   Petroleo Brasileiro S.A.
                     (Pref.).....................        5,797,973
                                                   ---------------
                   STEEL & IRON
     490,000,000   Usinas Siderurgicas de Minas
                     Gerais S.A. (Pref.).........          557,670
                                                   ---------------
                   TELECOMMUNICATIONS
         893,000   Cia Riograndense
                     Telecomunicacoes S.A........          819,893
       7,050,000   Telecomunicacoes Brasileiras
                     S.A.........................          569,070
          61,800   Telecomunicacoes Brasileiras
                     S.A. (ADR)..................        5,392,050
      99,482,155   Telecomunicacoes Brasileiras
                     S.A. (Pref.)................        8,667,583
         611,870   Telecomunicacoes de Sao Paulo
                     S.A.........................          141,030
       7,869,300   Telecomunicacoes de Sao Paulo
                     S.A. (Pref.)*...............        1,843,897
                                                   ---------------
                                                        17,433,523
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   TEXTILES
       1,458,000   Companhia de Tecidos Norte de
                     Minas (Pref.)...............  $       517,328
                                                   ---------------
                   UTILITIES - ELECTRIC
       4,142,483   Centrais Electricas
                     Brasileiras S.A.............        1,691,699
       8,907,677   Centrais Electricas
                     Brasileiras S.A. (Pref.)....        3,765,487
          36,100   Companhia Energetica de Minas
                     Gerais (CEMIG) S.A. (Pref.)
                     (ADR).......................        1,507,175
          16,191   Companhia Energetica de Minas
                     Gerais S.A. (ADR) -
                     144A**......................          675,974
       5,135,000   Light Participacoes S.A.......        1,448,761
                                                   ---------------
                                                         9,089,096
                                                   ---------------

                   TOTAL BRAZIL..................       43,863,601
                                                   ---------------
                   CHILE (4.6%)
                   BANKS
          52,100   Banco BHIF (ADR)*.............        1,002,925
                                                   ---------------
                   BUILDING & CONSTRUCTION
          41,450   Madeco S.A. (ADR).............        1,191,687
                                                   ---------------
                   CHEMICALS
          23,960   Sociedad Quimica y Minera de
                     Chile S.A. (ADR)............        1,395,670
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          49,320   Embotelladora Andina S.A.
                     (ADR).......................        1,553,580
                                                   ---------------
                   INVESTMENT COMPANIES
          36,300   Genesis Chile Fund Ltd........        1,399,910
         695,600   The Five Arrows Chile
                     Investment Trust Ltd........        1,999,850
                                                   ---------------
                                                         3,399,760
                                                   ---------------
                   SUPERMARKETS
          43,120   Santa Isabel S.A. (ADR).......        1,158,850
                                                   ---------------
                   TELECOMMUNICATIONS
          95,604   Compania de Telecomunicaciones
                     de Chile S.A. (ADR).........        2,378,156
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   UTILITIES - ELECTRIC
          20,750   Chilgener S.A. (ADR)..........  $       531,719
          48,560   Enersis S.A. (ADR)............        1,499,290
                                                   ---------------
                                                         2,031,009
                                                   ---------------

                   TOTAL CHILE...................       14,111,637
                                                   ---------------

                   COLOMBIA (0.8%)
                   BANKING
         102,487   Banco de Bogota...............          571,471
          24,265   Banco Industrial Colombiano
                     S.A. (ADR)..................          421,604
                                                   ---------------
                                                           993,075
                                                   ---------------
                   BUILDING & CONSTRUCTION
          33,765   Cementos Diamante S.A. (ADR) -
                     144A**......................          464,269
          44,138   Compania de Cementos Argos
                     S.A.........................          271,144
                                                   ---------------
                                                           735,413
                                                   ---------------
                   FINANCIAL SERVICES
          20,020   Compania Suramericana de
                     Seguros S.A.................          359,493
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          42,290   Compania Nacional de
                     Chocolates S.A..............          339,767
                                                   ---------------
                   RETAIL
          45,000   Almacenes Exito S.A...........          127,587
                                                   ---------------

                   TOTAL COLOMBIA................        2,555,335
                                                   ---------------

                   CZECH REPUBLIC (0.9%)
                   BANKING
          19,900   Komercni Banka AS (GDR) -
                     144A** *....................          619,885
                                                   ---------------
                   TELECOMMUNICATIONS
           4,649   SPT Telekom AS*...............          569,036
                                                   ---------------
                   TOBACCO
           5,400   Tabak AS......................        1,547,752
                                                   ---------------

                   TOTAL CZECH REPUBLIC..........        2,736,673
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   HONG KONG (5.1%)
                   CONGLOMERATES
       4,828,000   Guangzhou Investments Co.,
                     Ltd.........................  $     2,289,791
          10,000   GZI Transport, Ltd. (Warrants
                     due 01/29/99)*..............            2,807
         570,000   Hutchison Whampoa, Ltd.*......        4,303,303
                                                   ---------------
                                                         6,595,901
                                                   ---------------
                   FINANCIAL SERVICES
       1,468,000   Cosco Pacific Ltd.............        1,638,752
                                                   ---------------
                   MANUFACTURING
         602,000   Shanghai Industrial Holdings,
                     Ltd.*.......................        2,144,256
                                                   ---------------
                   REAL ESTATE
         384,000   Cheung Kong (Holdings) Ltd....        3,580,472
         259,700   New World Development.........        1,602,031
                                                   ---------------
                                                         5,182,503
                                                   ---------------
                   TOTAL HONG KONG...............       15,561,412
                                                   ---------------
                   HUNGARY (1.3%)
                   CHEMICALS
          21,800   BorsodChem RT (GDR)...........          746,650
                                                   ---------------
                   PHARMACEUTICALS
          14,997   EGIS RT.......................          997,975
          19,689   Gedeon Richter RT (GDR).......        1,240,407
                                                   ---------------
                                                         2,238,382
                                                   ---------------
                   PUBLISHING
           2,950   Matav RT......................          903,362
                                                   ---------------

                   TOTAL HUNGARY.................        3,888,394
                                                   ---------------
                   INDIA (3.6%)
                   BANKS
         182,000   State Bank of India (GDR)*....        3,503,500
                                                   ---------------
                   BUILDING & CONSTRUCTION
         102,000   Larsen & Toubro Ltd. (GDR)....        1,326,000
                                                   ---------------
                   INDUSTRIALS
         127,000   Mahindra & Mahindra Ltd.
                     (GDR).......................        1,397,000
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   METALS
          75,950   Hindalco Industries Ltd.
                     (GDR)*......................  $     1,670,900
                                                   ---------------
                   UTILITIES - ELECTRIC
         157,500   BSES Ltd. (GDR)...............        2,992,500
                                                   ---------------

                   TOTAL INDIA...................       10,889,900
                                                   ---------------

                   INDONESIA (4.5%)
                   BANKING
       4,152,566   PT Bank Internasional
                     Indonesia...................        3,190,919
       2,768,377   PT Bank Internasional
                     Indonesia (Rights)*.........        1,253,055
                                                   ---------------
                                                         4,443,974
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         804,000   PT Gudang Garam...............        3,926,905
         478,570   PT Indofood Sukses Makmur.....        1,057,892
         579,000   PT London Sumatra
                     Indonesia*..................        1,529,779
                                                   ---------------
                                                         6,514,576
                                                   ---------------
                   TELECOMMUNICATIONS
       1,533,000   PT Telekomunikasi (ADR).......        2,743,263
                                                   ---------------

                   TOTAL INDONESIA...............       13,701,813
                                                   ---------------

                   IRELAND (0.2%)
                   INVESTMENT COMPANIES
          80,000   Central Asian Investment
                     Company Ltd.................          740,000
                                                   ---------------

                   MALAYSIA (17.0%)
                   AGRICULTURE
       1,775,000   IOI Corporation Berhad........        3,142,478
                                                   ---------------
                   AUTOMOTIVE
         173,000   Edaran Otomobil Nasional
                     Berhad......................        1,712,389
                                                   ---------------
                   CONGLOMERATES
         688,000   Gadek Berhad..................        5,259,727
         344,000   Gadek Berhad (Warrants due
                     12/19/00)*..................        1,204,201
       2,213,000   Hicom Holdings Berhad.........        5,520,702
         371,250   Hicom Holdings Berhad
                     (Warrants due 12/18/00)*....          433,197

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
         671,000   United Engineers (Malaysia)
                     Berhad Ltd..................  $     6,020,722
                                                   ---------------
                                                        18,438,549
                                                   ---------------
                   ENTERTAINMENT/GAMING & LODGING
         345,000   Genting Berhad................        2,345,994
                                                   ---------------
                   FINANCIAL SERVICES
         841,000   Commerce Asset Holdings
                     Berhad......................        6,767,795
       1,422,000   DCB Holdings Berhad...........        5,378,345
                                                   ---------------
                                                        12,146,140
                                                   ---------------
                   PUBLISHING
       1,100,000   New Straits Times Press
                     Berhad......................        7,170,160
                                                   ---------------
                   REAL ESTATE
       1,807,000   Larut Consolidated Berhad.....        2,966,467
                                                   ---------------
                   TELECOMMUNICATIONS
         490,000   Telekom Malaysia Berhad.......        3,844,606
                                                   ---------------
                   UTILITIES
          19,000   Prime Utilities Berhad
                     (Warrants due 03/11/01)*....           42,429
                                                   ---------------
                   TOTAL MALAYSIA................       51,809,212
                                                   ---------------

                   MEXICO (10.4%)
                   BANKING
         356,218   Grupo Financiero Inbursa, S.A.
                     de C.V. (B Shares)..........        1,276,277
                                                   ---------------
                   BUILDING & CONSTRUCTION
          56,500   Empresas ICA Sociedad
                     Controladora S.A. de C.V.
                     (ADR)*......................          854,562
                                                   ---------------
                   BUILDING MATERIALS
         136,600   Apasco S.A. de C.V. (Series
                     A)..........................          984,079
         680,200   Cemex S.A. de C.V. (B
                     Shares).....................        2,785,208
         268,300   Grupo Cementos de Chihuahua
                     S.A. de C.V. (B Shares)*....          302,116
                                                   ---------------
                                                         4,071,403
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   CONGLOMERATES
         371,600   Grupo Carso S.A. de C.V.
                     (Series A1)*................  $     2,265,738
         532,375   Grupo Industria Alfa S.A. de
                     C.V. (A Shares).............        2,775,980
                                                   ---------------
                                                         5,041,718
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          55,300   Empresas la Moderna S.A. de
                     C.V. (ADR)..................        1,251,162
         204,300   Fomento Economico Mexicano
                     S.A. de C.V. (B Shares).....          714,985
         200,800   Grupo Industrial Bimbo S.A. de
                     C.V. (Series A).............        1,210,196
         134,900   Grupo Modelo S.A. de C.V.
                     (Series C)..................          809,573
         273,300   Jugos de Valle S.A. de C.V. (B
                     Shares).....................          414,759
          20,210   Panamerican Beverages, Inc.
                     (Class A)...................        1,058,499
                                                   ---------------
                                                         5,459,174
                                                   ---------------
                   MEDIA GROUP
          61,590   Grupo Televisa S.A. (GDR)*....        1,593,641
                                                   ---------------
                   METALS & MINING
          94,850   Tubos de Acero de Mexico S.A.
                     de C.V. (ADR)*..............        1,659,875
                                                   ---------------
                   MULTI-INDUSTRY
         184,880   DESC S.A. de C.V. (Series
                     B)..........................        1,052,740
                                                   ---------------
                   PAPER & FOREST PRODUCTS
         139,850   Kimberly-Clark de Mexico S.A.
                     de C.V. (A Shares)..........        2,899,002
                                                   ---------------
                   RETAIL
       1,873,200   Cifra S.A. de C.V. (C
                     Shares)*....................        2,488,012
                                                   ---------------
                   TELECOMMUNICATIONS
         145,485   Telefonos de Mexico S.A. de
                     C.V. (Series L) (ADR).......        5,473,873
                                                   ---------------

                   TOTAL MEXICO..................       31,870,277
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   PAKISTAN (0.0%)
                   BANKING
          19,583   Muslim Commercial Bank........  $        17,345
                                                   ---------------
                   PERU (2.5%)
                   BREWERY
         822,797   Cerveceria Backus & Johnston
                     S.A.........................          684,886
                                                   ---------------
                   BUILDING MATERIALS
         651,205   Cementos Lima, S.A............        1,096,429
                                                   ---------------
                   FINANCIAL SERVICES
          65,922   Credicorp Ltd. (ADR)..........        1,384,362
                                                   ---------------
                   METALS & MINING
          86,801   Companhia de Minas
                     Buenaventura S.A. (A
                     Shares).....................          710,205
          20,125   Companhia de Minas
                     Buenaventura S.A. (B
                     Shares).....................          157,619
          37,000   Companhia de Minas
                     Buenaventura S.A. (ADR)*....          587,375
                                                   ---------------
                                                         1,455,199
                                                   ---------------
                   TELECOMMUNICATIONS
          31,150   CPT Telefonica del Peru S.A.
                     (ADR).......................          673,619
       1,126,424   CPT Telefonica del Peru S.A.
                     (B Shares)..................        2,442,077
                                                   ---------------
                                                         3,115,696
                                                   ---------------

                   TOTAL PERU....................        7,736,572
                                                   ---------------

                   PHILIPPINES (4.8%)
                   BANKS
         569,900   Bank of the Philippine
                     Islands.....................        3,940,798
                                                   ---------------
                   BUILDING & CONSTRUCTION
 $     2,150,000   Bacnotan Consolidated
                     Industries 5.50% due
                     06/21/04 (Conv.)............        1,795,250
       4,596,600   HI Cement Corporation.........        1,921,071
                                                   ---------------
                                                         3,716,321
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         673,020   San Miguel Corp. (Class B)....        2,710,491
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   UTILITIES - ELECTRIC
         513,580   Manila Electric Co. (B
                     Shares).....................  $     4,312,355
                                                   ---------------

                   TOTAL PHILIPPINES.............       14,679,965
                                                   ---------------

                   POLAND (3.4%)
                   BANKS
          53,334   Bank Rozwoju Exsportu S.A.....        1,688,910
                                                   ---------------
                   BUILDING & CONSTRUCTION
         474,000   Mostostal Export S.A..........        1,200,800
                                                   ---------------
                   CONGLOMERATES
         216,355   Electrim Spolka Akcyjna
                     S.A.........................        2,278,939
          78,748   Powszechne Swiadectwo
                     Udzialowe...................        3,753,655
                                                   ---------------
                                                         6,032,594
                                                   ---------------
                   PUBLISHING
           7,892   International Trading &
                     Investment Co...............        1,499,480
                                                   ---------------

                   TOTAL POLAND..................       10,421,784
                                                   ---------------

                   PORTUGAL (2.3%)
                   BUILDING & CONSTRUCTION
          92,000   Sociedade de Construcoes
                     Soares de Costa S.A.........          937,908
                                                   ---------------
                   BUILDING MATERIALS
          33,200   Cimentos de Portugal S.A......          761,136
                                                   ---------------
                   FINANCIAL SERVICES
          77,400   Espirito Santo Financial
                     Holdings S.A. (ADR).........        1,141,650
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         100,687   Corticeira Amorim S.A.........        1,198,567
                                                   ---------------
                   FOREST PRODUCTS, PAPER & PACKAGING
          29,950   Portucel Industrial Empresa
                     S.A.........................          176,348
                                                   ---------------
                   TELECOMMUNICATIONS
          41,000   Portugal Telecom S.A..........        1,416,545
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   TEXTILES
          36,600   Sonae Investimentos Sociedade
                     Gestora de Participacoes
                     Sociais S.A.................  $     1,223,339
                                                   ---------------

                   TOTAL PORTUGAL................        6,855,493
                                                   ---------------

                   RUSSIA (3.1%)
                   GAS
          48,000   Gazprom (ADR) - 144A**........          966,000
                                                   ---------------
                   OIL & GAS
          36,632   Lukoil Holding Co. (ADR) -
                     144A**......................        2,069,708
              36   Megionnefte Gai (RDC) -
                     144A**......................        1,926,000
                                                   ---------------
                                                         3,995,708
                                                   ---------------
                   TELECOMMUNICATIONS
              57   Rostelecom (RDC) - 144A**.....        1,969,350
                                                   ---------------
                   UTILITIES - ELECTRIC
          61,594   Mosenergo (ADR) - 144A**......        2,563,850
                                                   ---------------

                   TOTAL RUSSIA..................        9,494,908
                                                   ---------------
                   SOUTH KOREA (3.4%)
                   ELECTRONIC & ELECTRICAL EQUIPMENT
          22,500   Samsung Electronics (GDR).....        1,547,260
                                                   ---------------
                   METALS & MINING
         170,200   Pohang Iron & Steel Co., Ltd.
                     (ADR).......................        3,893,325
                                                   ---------------
                   UTILITIES - ELECTRIC
         214,000   Korea Electric Power Corp.
                     (ADR).......................        4,789,320
                                                   ---------------
                   TOTAL SOUTH KOREA.............       10,229,905
                                                   ---------------
                   TAIWAN (4.9%)
                   COMPUTERS
         180,600   Acer Inc. (GDR)...............        1,697,640
                                                   ---------------
                   ELECTRONIC & ELECTRICAL EQUIPMENT
 $     1,310,000   United Microelectronics Corp.
                     - 144A** 1.25% due 06/08/04
                     (Conv.).....................        1,837,275
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   INVESTMENT COMPANIES
         491,200   ROC Taiwan Fund...............  $     5,341,800
         295,466   The Taiwan Index Fund Ltd.....        3,841,058
                                                   ---------------
                                                         9,182,858
                                                   ---------------
                   MERCHANDISING
 $       640,000   Far Eastern Department Stores
                     3.00% due 07/06/01
                     (Conv.).....................          683,200
                                                   ---------------
                   STEEL & IRON
          82,000   China Steel Corp. (GDS).......        1,496,500
                                                   ---------------

                   TOTAL TAIWAN..................       14,897,473
                                                   ---------------

                   THAILAND (2.1%)
                   BANKING
         252,000   Bangkok Bank PCL..............        2,179,460
                                                   ---------------
                   OIL RELATED
         304,000   PTT Exploration & Production
                     PCL.........................        4,366,332
                                                   ---------------

                   TOTAL THAILAND................        6,545,792
                                                   ---------------

                   TURKEY (4.5%)
                   BANKS - COMMERCIAL
      11,725,000   Turkiye Is Bankasi (C
                     Shares).....................        2,977,938
                                                   ---------------
                   BUILDING & CONSTRUCTION
       6,837,000   Akcansa Cimento A.S...........        1,000,680
                                                   ---------------
                   FINANCIAL SERVICES
      42,222,000   Aksigorta.....................        2,253,779
                                                   ---------------
                   HOUSEHOLD APPLIANCES
      12,898,000   Arcelik AS....................        2,554,059
                                                   ---------------
                   INDUSTRIALS
       3,959,000   Kordsa Kord Bezi Sanayi Ve
                     Ticaret A.S.................        2,215,540
                                                   ---------------
                   RETAIL
       1,520,000   Migros Turk TAS...............        1,995,695
                                                   ---------------
                   TEXTILES
       9,545,455   Sasa Sun I Ve Senetik Ejyaf...          862,913
                                                   ---------------
                   TOTAL TURKEY..................       13,860,604
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   VENEZUELA (1.3%)
                   TELECOMMUNICATIONS
         136,300   Compania Anonima Nacional
                     Telefonos de Venezuela
                     (Class D) (ADR)*............  $     3,850,475
                                                   ---------------

TOTAL COMMON AND PREFERRED
STOCKS, CONVERTIBLE BONDS,
RIGHTS AND WARRANTS
(IDENTIFIED COST
$244,876,925) (A)...........       98.5%   300,773,762

CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES.......        1.5      4,533,772
                                  -----   ------------
NET ASSETS..................      100.0%  $305,307,534
                                  -----   ------------
                                  -----   ------------

---------------------
ADR  American Depository Receipt.
GDR  Global Depository Receipt.
GDS  Global Depository Shares.
RDC  Russian Depository Certificate.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $65,606,851 and the aggregate gross unrealized depreciation is $9,710,014, resulting in net unrealized appreciation of $55,896,837.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JANUARY 31, 1997:

     CONTRACTS           IN EXCHANGE      DELIVERY     UNREALIZED
    TO RECEIVE               FOR            DATE      APPRECIATION
-------------------------------------------------------------------
      MYR 1,064,317             $427,643  02/03/97   $        602

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
SUMMARY OF INVESTMENTS JANUARY 31, 1997

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS
------------------------------------------------------------------
Agriculture.............................  $  3,142,478      1.0%
Automotive..............................     1,712,389      0.6
Banking.................................    12,463,559      4.1
Banks...................................    11,482,850      3.8
Banks - Commercial......................     2,977,938      1.0
Brewery.................................     2,684,370      0.9
Building & Construction.................    10,963,371      3.6
Building Materials......................     5,928,968      1.9
Chemicals...............................     2,142,320      0.7
Computers...............................     1,697,640      0.6
Conglomerates...........................    36,108,762     11.8
Electric................................       625,708      0.2
Electronic & Electrical Equipment.......     3,384,535      1.1
Entertainment/Gaming & Lodging..........     2,345,994      0.8
Financial Services......................    19,758,147      6.5
Food, Beverage, Tobacco & Household
  Products..............................    18,443,164      6.0
Forest Products, Paper & Packaging......       176,348      0.1
Gas.....................................       966,000      0.3
Household Appliances....................     2,554,059      0.8
Industrials.............................     3,612,540      1.2
Investment Companies....................    13,322,618      4.4
Manufacturing...........................     2,144,256      0.7
Media Group.............................     1,593,641      0.5
Merchandising...........................       683,200      0.2
Metals..................................     1,670,900      0.5

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS
------------------------------------------------------------------
Metals & Mining.........................  $ 10,736,908      3.5%
Multi-Industry..........................     4,520,011      1.5
Oil & Gas...............................    10,106,581      3.3
Oil Related.............................     6,586,576      2.2
Paper & Forest Products.................     2,899,002      0.9
Pharmaceuticals.........................     2,238,382      0.7
Publishing..............................     9,573,002      3.1
Real Estate.............................     8,609,552      2.8
Retail..................................     4,611,294      1.5
Steel...................................       833,132      0.3
Steel & Iron............................     2,054,170      0.7
Supermarkets............................     1,158,850      0.4
Telecommunications......................    44,288,656     14.5
Textiles................................     2,603,580      0.9
Tobacco.................................     1,547,752      0.5
Utilities...............................        42,429      0.0
Utilities - Electric....................    25,778,130      8.4
                                          ------------      ---
                                          $300,773,762     98.5%
                                          ------------      ---
                                          ------------      ---

                                                        PERCENT OF
TYPE OF INVESTMENT                           VALUE      NET ASSETS
------------------------------------------------------------------
Common Stocks...........................  $261,854,708     85.8%
Convertible Bonds.......................     4,315,725      1.4
Preferred Stocks........................    31,667,640     10.3
Rights..................................     1,253,055      0.4
Warrants................................     1,682,634      0.6
                                          ------------      ---
                                          $300,773,762     98.5%
                                          ------------      ---
                                          ------------      ---

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $244,876,925)............................  $                300,773,762
Cash........................................................                     4,280,738
Receivable for:
    Investments sold........................................                     1,456,180
    Dividends...............................................                       204,857
    Interest................................................                       119,966
Deferred organizational expenses............................                        21,454
Prepaid expenses and other assets...........................                         7,537
                                                                             -------------

     TOTAL ASSETS...........................................                   306,864,494
                                                                             -------------

LIABILITIES:
Payable for:
    Investments purchased...................................                     1,004,725
    Management fee..........................................                       213,606
    Investment advisory fee.................................                       142,404
Accrued expenses and other payables.........................                       196,225
                                                                             -------------

     TOTAL LIABILITIES......................................                     1,556,960
                                                                             -------------

NET ASSETS:
Paid-in-capital.............................................                   300,121,378
Net unrealized appreciation.................................                    55,897,414
Dividends in excess of net investment income................                      (810,770)
Accumulated net realized loss...............................                   (49,900,488)
                                                                             -------------

     NET ASSETS.............................................  $                305,307,534
                                                                             -------------
                                                                             -------------

NET ASSET VALUE PER SHARE,
  20,763,733 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                                    $14.70
                                                              ----------------------------
                                                              ----------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $553,516 foreign withholding tax).........  $ 4,459,344
Interest....................................................      639,964
                                                              -----------

     TOTAL INCOME...........................................    5,099,308
                                                              -----------

EXPENSES
Management fee..............................................    2,091,746
Investment advisory fee.....................................    1,394,498
Custodian fees..............................................      751,360
Transfer agent fees and expenses............................      284,526
Professional fees...........................................       98,445
Shareholder reports and notices.............................       45,152
Trustees' fees and expenses.................................       35,290
Registration fees...........................................       28,602
Organizational expenses.....................................       10,065
Other.......................................................       28,086
                                                              -----------

     TOTAL EXPENSES.........................................    4,767,770
                                                              -----------

     NET INVESTMENT INCOME..................................      331,538
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
    Investments.............................................   (1,565,236)
    Foreign exchange transactions...........................      (96,922)
                                                              -----------

     NET LOSS...............................................   (1,662,158)
                                                              -----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................   35,900,467
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................        1,373
                                                              -----------

     NET APPRECIATION.......................................   35,901,840
                                                              -----------

     NET GAIN...............................................   34,239,682
                                                              -----------

     NET INCREASE...........................................  $34,571,220
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR
                                                                   ENDED          FOR THE YEAR
                                                                JANUARY 31,          ENDED
                                                                   1997         JANUARY 31, 1996
------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................   $      331,538     $      731,242
Net realized loss...........................................       (1,662,158)       (30,710,157)
Net change in unrealized appreciation/depreciation..........       35,901,840         67,504,368
                                                              ---------------   ----------------

     NET INCREASE...........................................       34,571,220         37,525,453

Dividends from net investment income........................         (963,188)          (483,373)
Net decrease from transactions in shares of beneficial
  interest..................................................       (1,472,887)       (18,227,939)
                                                              ---------------   ----------------

     NET INCREASE...........................................       32,135,145         18,814,141

NET ASSETS:
Beginning of period.........................................      273,172,389        254,358,248
                                                              ---------------   ----------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
    OF $810,770 AND UNDISTRIBUTED NET INVESTMENT INCOME OF
    $544,780, RESPECTIVELY).................................   $  305,307,534     $  273,172,389
                                                              ---------------   ----------------
                                                              ---------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Emerging Markets Opportunities Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to seek capital appreciation through investment in equity securities of emerging market countries. The Trust was organized as a Massachusetts business trust on December 22, 1993 and commenced operations on March 30, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the Trust's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Trust are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Trust may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward contracts are valued daily at the appropriate exchange rates. The resultant exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Trust records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Trust in the amount of approximately $50,000 which have been reimbursed by the Trust for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Trust pays the Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.75% to the Trust's average weekly net assets.

Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with the Adviser, the Trust pays the Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Trust's average weekly net assets.

Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1997 aggregated $179,494,367 and $177,488,161, respectively.

Dean Witter Trust Company, an affiliate of the Manager, is the Trust's transfer agent. At January 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $51,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                    CAPITAL
                                                                                                    PAID IN
                                                                                                   EXCESS OF
                                                                     SHARES        PAR VALUE       PAR VALUE
                                                                   -----------   --------------   -----------
Balance, January 31, 1995........................................   22,757,533   $      227,575   $319,527,933
Treasury shares purchased and retired (weighted average discount
 15.96%)*........................................................   (1,857,300)         (18,573)  (18,209,366)
                                                                   -----------   --------------   -----------
Balance, January 31, 1996........................................   20,900,233          209,002   301,318,567
Treasury shares purchased and retired (weighted average discount
 18.33%)*........................................................     (136,500)          (1,365)   (1,471,522)
                                                                   -----------   --------------   -----------
Balance, January 31, 1997........................................   20,763,733   $      207,637   $299,847,045
                                                                   -----------   --------------   -----------
                                                                   -----------   --------------   -----------

---------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At January 31, 1997, the Fund had a net capital loss carryover of approximately $48,382,000 of which $40,283,000 will be available through January 31, 2004 and $8,099,000 will be available through January 31, 2005 to offset future capital gains to the extent provided by regulations.

Capital and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $1,107,000 and $17,000, respectively, during fiscal 1997.

As of January 31, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies ("PFICs"). The Fund had permanent book/tax differences primarily attributable to foreign currency losses and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from the permanent differences, dividends in excess of net investment income was charged and accumulated net realized loss was credited $723,900.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 1997, the Trust had an outstanding forward contract to facilitate settlement of a foreign currency denominated portfolio transaction.

At January 31, 1997, the Trust's cash balance consisted principally of interest bearing deposits with Chase Manhattan N.A., the Trust's custodian.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                            FOR THE PERIOD
                                                                           MARCH 30, 1994*
                                         FOR THE            FOR THE            THROUGH
                                        YEAR ENDED         YEAR ENDED        JANUARY 31,
                                     JANUARY 31, 1997   JANUARY 31, 1996        1995++
-------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................      $ 13.07            $ 11.18            $ 14.02
                                         -------             ------             ------

Net investment income..............         0.02               0.04               0.11
Net realized and unrealized gain
 (loss)............................         1.65               1.73              (2.89)
                                         -------             ------             ------

Total from investment operations...         1.67               1.77              (2.78)
                                         -------             ------             ------

Offering costs charged against
 capital...........................      --                 --                   (0.02)
                                         -------             ------             ------

Less dividends and distributions
 from:
   Net investment income...........        (0.05)             (0.02)             (0.09)
   Net realized gain...............      --                 --                   (0.01)
                                         -------             ------             ------

Total dividends and
 distributions.....................        (0.05)             (0.02)             (0.10)
                                         -------             ------             ------

Anti-dilutive effect of acquiring
 treasury shares...................         0.01               0.14               0.06
                                         -------             ------             ------

Net asset value, end of period.....      $ 14.70            $ 13.07            $ 11.18
                                         -------             ------             ------
                                         -------             ------             ------

Market value, end of period........      $13.125            $ 12.25            $ 9.875
                                         -------             ------             ------
                                         -------             ------             ------

TOTAL INVESTMENT RETURN+...........         7.59%             24.28%            (33.52)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         1.72%              1.69%              1.73%(2)

Net investment income..............         0.12%              0.28%              0.94%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................          $305,308           $273,172           $254,358

Portfolio turnover rate............           66%                66%                61%(1)

Average commission rate paid.......      $0.0012            --                 --

---------------------
 *   Commencement of operations.
(1)  Not annualized.
(2)  Annualized.
++   Restated for comparative purposes.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Emerging Markets Opportunities Trust (the "Trust") at January 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 30, 1994 (commencement of operations) through January 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MARCH 13, 1997

                      1997 FEDERAL TAX NOTICE (UNAUDITED)

       For the year ended January 31, 1997, the Trust has elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes of $0.03 per share to its shareholders. The Trust generated foreign source income of $0.03 per share with respect to this election.

TRUSTEES

John C. Argue
Richard M. DeMartini                               TCW/DW
Charles A. Fiumefreddo
John R. Haire                                      EMERGING
Dr. Manuel H. Johnson                              MARKETS
Thomas E. Larkin, Jr.                              OPPORTUNITIES
Michael E. Nugent                                  TRUST
John L. Schroeder
Marc I. Stern                                      [GRAPHIC]

OFFICERS                                           ANNUAL REPORT

Charles A. Fiumefreddo                             JANUARY 31, 1997
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and General Counsel

Shaun C.K. Chan
Vice President

Michael P. Reilly
Vice President

Terence F. Mahony
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Dean Witter Services Company Inc.

ADVISER

TCW Funds Management, Inc.